AMENDMENT NO. 2

TO

PLEDGE AND COLLATERAL AGENCY AGREEMENT

This AMENDMENT NO. 2 TO PLEDGE AND COLLATERAL AGENCY AGREEMENT (this “Amendment”) is entered into as of November 30, 2010 by and among Colombia Clean Power & Fuels, Inc., a Nevada corporation (“Colombia”), Colombia CPF LLC, Delaware limited liability company (“CPF,” and together with Colombia, the “Pledgors”), and Law Debenture Trust Company of New York, a New York banking corporation, as collateral agent (the “Collateral Agent”).

RECITALS:

WHEREAS, Pledgors and the Collateral Agent entered into that certain Pledge and Collateral Agency Agreement, dated as of August 26, 2010 (the “Agency Agreement”);

WHEREAS, on October 29, 2010, pursuant to Amendment No. 1 to the Agency Agreement, the Pledgors and the Collateral Agent amended the Agency Agreement to reflect the increase in the aggregate principal amount of Colombia’s 10% secured convertible promissory notes due June 30, 2012 (the “Notes”) that is secured by the security interest in the Pledgors’ membership interests in Energia from $2,500,000 to $4,000,000;

WHEREAS, the Pledgors and the Collateral Agent desire to further amend the Agency Agreement to reflect an additional  increase in the aggregate principal amount of the Notes from $4,000,000 to $8,000,000.

NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment, each intending to be legally bound, hereby agree as follows:

1.           Definitions.  Capitalized terms used but not defined in this Amendment shall have the respective meanings ascribed to them in the Agency Agreement.

2.           Amendments to Agency Agreement.

A.           The second recital of the Agency Agreement is hereby deleted in its entirety and replaced with the following:

“WHEREAS, Colombia intends to issue from time to time up to $8,000,000 aggregate principal amount of its 10% secured convertible promissory notes due June 30, 2012 (the “Notes”);”

B.           Sections 1, 2(a), 4(a), 6, 7(b), 14(c) and 15(b) of the Agency Agreement are hereby amended by replacing all references to “Noteholders holding a majority in aggregate principal amount of the Notes” with “Noteholders holding at least 67% in aggregate principal amount of the then outstanding Notes.”

C.           The Agency Agreement is hereby amended by adding the following new Section 25:

“25.           Amendments.  No amendment, modification, supplement or waiver of any provision of this Agreement nor consent to departure by the Pledgors therefrom shall be effective unless the same shall be in writing and signed by the Collateral Agent, the Pledgors and Noteholders holding at least 67% in aggregate principal amount of the then outstanding Notes, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.”

3.           Full Force and Effect.  Except as expressly modified by this Amendment, all of the terms, covenants, agreements, conditions and other provisions of the Agency Agreement shall remain in full force and effect in accordance with their respective terms.  As used in the Agency Agreement, the terms “this Agreement”, herein, hereinafter, hereunder, hereto and words of similar import shall mean and refer to, from and after the date hereof, unless the context otherwise requires, the Agency Agreement as amended by this Amendment.

Counterparts.  This Amendment may be executed in a number of counterparts, by facsimile, each of which shall be deemed to be an original as of those whose signature appears thereon, and all of which shall together constitute one and the same instrument.  This Amendment shall become binding when one or more of the counterparts hereof, individually or taken together, are signed by all the parties.

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IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Pledge And Collateral Agency Agreement as of the date first written above.

LAW DEBENTURE TRUST COMPANY OF
NEW YORK, as Collateral Agent

By:	/s/ Michael A. Smith
Michael A. Smith
Vice President

COLOMBIA CLEAN POWER & FUELS,
INC., as Pledgor

By:	/s/ Edward P. Mooney
Edward P. Mooney
President and Chief Executive Officer

COLOMBIA CPF LLC., as Pledgor

By:	/s/ Edward P. Mooney
Edward P. Mooney
Chief Executive Officer